SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  June 15, 2006

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-107495, 333-107495-02	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Card Master Note Trust)
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

777 Long Ridge Rd 3rd Floor, Bldg B, Stamford CT		06927
(Address of Principal Executive Offices)		(Zip Code.)

(203) 585-6669
(Registrant’s Telephone Number, Including Area Code)

1600 Summer Street 6th Floor, Stamford, Connecticut  06927
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables generated under consumer credit accounts, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to Private Label Credit Card Master Trust, HRSI Funding, Inc. (May 20, 1992), RFS Holding, L.L.C., on behalf of itself and its co-registrant GE Capital Credit Card Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

Exhibit No.	Document Description
99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust, Series 2005-3, for June 15, 2006 Payment Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as Co-Registrant, and as depositor on behalf of GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant
Dated: June 15, 2006	By:	/s/ Russell Walsh
Name: Russell Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.
99.1	Monthly Noteholder’s Statement	1 - 8
GE Capital Credit Card Master Note Trust, Series 2005-3, for June 15, 2006 Payment Date